United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 20, 2011

GULFMARK ENERGY, INC.

(Exact Name of registrant as specified in its Charter)

         Nevada                  000-05970                     82-0263301

(State of Incorporation)     Commission File No.            (IRS Employer

                                                          Identification No.)

 100 Sandau St., Suite 200, San Antonio, TX                       78216

(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number,(210) 524 - 9725

(Registrant's former name and address)

GULFMARK ENERGY, INC.

45 NE Loop 410, Ste. 495, San Antonio, TX 78216

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17

    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240-13e-4(c))

Item 5.02

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 19, 2011, we nominated Terrence J. Dunne as our Chief Financial Officer (CFO).  Mr. Dunne currently serves as a member of our board of directors.  Mr. Dunne will serve in the capacity as interim CFO and lead the search for a permanent CFO for our San Antonio office.  We offered Mr. Dunne an Employment Agreement with a three-month term.  As consideration for his term of service, the Company will pay him 50,000 Company common shares valued at $1.05 per share, the October 19 bid price of our common stock.  Mr. Dunne's employment agreement is attached as Exhibit 10.

Mr. Dunne was formerly the Company's President, CEO, and director until January 12, 2011 when Michael R. Ward succeeded him as President and Chief Executive Officer.

For more than the past five years, Mr. Dunne has operated as a business consultant through his company, Terrence J. Dunne & Associates. Mr. Dunne received his B.S. in Accounting, an M.B.A, and Masters in Taxation Degrees from Gonzaga University. In addition, Mr. Dunne serves as a director of Gold Crest Mines, Inc., and Rock Energy Resources, Inc.

Item 5.03

Amendments to Articles of Incorporation

Articles of Amendment

On October 19, 2011, the Company filed a Certificate of Amendment to its Articles of Incorporation and changed its corporate name to Gambit Energy, Inc.  The name change will be effective October 21, 2011.  Additionally, the Company amended the name of its wholly owned subsidiary from Gulfmark Energy Group, Inc. to Gambit Energy Group, Inc.

Item 8.01

Other Events.

New Cusip Number

In connection with the name change, the Standard & Poor’s CUSIP bureau has issued a new CUSIP number for our common stock.  The number is 364611 103.

New Corporate Address

We moved our corporate offices to a new location.  Our office address is 100 Sandau St., Suite 200, San Antonio, Texas.

Reason for the Corporate Name Changes

The corporate name changes were initiated in response to a Texas corporation's claim that our Company, incorporated in Nevada with the same name, Gulfmark Energy, Inc., had infringed upon its trade name "Gulfmark" in the State of Texas.  Under the terms of the settlement agreement, which was entered into on September 15, 2011, we are obligated to, among other things, change our corporate names.  As of October 21, 2011, we will have complied with this requirement in regard to Gulfmark Energy, Inc. and Gulfmark Energy Group, Inc., both Nevada corporation.  We are also processing the name change for Gulfmark Resources, Inc., our Texas corporation subsidiary, which will be renamed Gambit Resources, Inc.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

Exhibits Index

Exhibit No.

Description

3.1

Gulfmark Energy, Inc. Certificate of Amendment filed with Nevada Secretary of State on October 20, 2011

3.2

Gulfmark Energy Group, Inc. Certificate of Amendment filed with Nevada Secretary of State on October 20, 2011

10

Terrence J. Dunne Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFMARK ENERGY, INC.

Dated: October 20, 2011

By:   Michael R. Ward

Title: President and

Chief Executive Officer